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                                                                      Exhibit 16

                                POWER OF ATTORNEY


         I, the undersigned Trustee of The Pilot Funds (the "Trust"), do hereby constitute and appoint William J. Tomko, George O. Martinez or Bruce Treff as my true and lawful attorney-in-fact and agent, with full power of substitution [and resubstitution], with full powers sign for me in my name, place and stead in any and all capacities, any and all Registration Statements of the Trust on Form N-1A or N-14 and any and all amendments thereto filed with the Securities and Exchange Commission to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorney any and all said Registration Statements and amendments to said Registration Statements.

         IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.




/s/Lee F. Fetter                                            June 30, 1996
----------------
Lee F. Fetter

                                POWER OF ATTORNEY


         I, the undersigned Trustee of The Pilot Funds (the "Trust"), do hereby constitute and appoint William J. Tomko, George O. Martinez or Bruce Treff as my true and lawful attorney-in-fact and agent, with full power and substitution [and resubstitution], with full powers sign for me, in my name, place and stead in any and all capacities, any and all Registration Statements of the Trust on Form N-1A or N-14 and any and all amendments thereto filed with the Securities and Exchange Commission to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorney and all said Registration Statements and amendments to said Registration Statements.

         IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

    /s/ Henry O. Johnston                                   June 28, 1996
-----------------------------------
Henry O. Johnston

                                POWER OF ATTORNEY


         I, the undersigned Trustee of The Pilot Funds (the "Trust"), do hereby constitute and appoint William J. Tomko, George O. Martinez or Bruce Treff as my true and lawful attorney-in-fact and agent, with full power and substitution [and resubstitution], with full powers sign for me, in my name, place and stead in any and all capacities, any and all Registration Statements of the Trust on Form N-1A or N-14 and any and all amendments thereto filed with the Securities and Exchange Commission to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorney and all said Registration Statements and amendments to said Registration Statements.

         IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

    /s/ L. White Matthews, III                              June 28, 1996
----------------------------------------
L. White Matthews, III

                                POWER OF ATTORNEY


         I, the undersigned Trustee of The Pilot Funds (the "Trust"), do hereby constitute and appoint William J. Tomko, George O. Martinez or Bruce Treff as my true and lawful attorney-in-fact and agent, with full power and substitution [and resubstitution], with full powers sign for me, in my name, place and stead in any and all capacities, any and all Registration Statements of the Trust on Form N-1A or N-14 and any and all amendments thereto filed with the Securities and Exchange Commission to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorney and all said Registration Statements and amendments to said Registration Statements.

         IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

    /s/ Nicholas J. Penniman                                June 28, 1996
---------------------------------------
Nicholas J. Penniman